Exhibit 99.01

June 7, 2011
Positioning AllianceBernstein for Long-Term Success
Keefe, Bruyette & Woods Investment Management & Specialty Finance Conference
Peter S. Kraus
Chairman & Chief Executive Officer

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Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking
Statements” in AllianceBernstein’s Form 10-K for the year ended December 31, 2010 and Form 10-Q for the quarter ended March 31, 2011. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Q, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk
Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed below, could also adversely affect AllianceBernstein’s financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

■The pipeline of new institutional mandates not yet funded: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated.

■The degree to which the $89.6 million real estate charge we recorded during the third quarter of 2010 will reduce occupancy costs on existing real estate in 2011 and subsequent years: The charge we recorded during the third quarter of 2010 and our estimates of reduced occupancy costs in future years are based on existing sub-leases, as well as our current assumptions of when we can sub-lease the remaining space and current market rental rates, which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to take an additional charge and/or our estimated occupancy cost reductions may be less than we currently anticipate.

■Our intention to continue to engage in open market purchases of Holding Units, from time to time, to help fund anticipated obligations under our incentive compensation award program: The number of Holding Units needed in future periods to make incentive compensation awards is dependent upon various factors, some of which are beyond our control, including fluctuation in the price of a Holding Unit.

■Our confidence that we will deliver consistent, long-term value to all of our stakeholders: Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may significantly hinder our ability to execute on our strategy.

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AllianceBernstein: Balance and Breadth
By Client Domicile
By Strategy
Value
Growth
Fixed
Other**
US
By Channel
Institutions
Retail
Private
Client
*As of April 30, 2011
**Includes index, structured, asset allocation services and certain other alternative investments
Assets Under Management: $485 Billion*

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A Global Client Base
*As of March 31, 2011
Source: AllianceBernstein
Countries and Regions Outside the U.S. with AUM Over $1 Billion*

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A Broad Array of Investment Services: Equity
Value AUM: $137 Billion*
Growth AUM: $71 Billion*
*As of March 31, 2011
Other
US Large
Cap Growth
Global
Research
Growth
Emerging
Markets Growth
Asia ex-Japan
Intl Large
Cap Growth
Other
5%
Intl Value
Global
Value
Emerging
Markets
Value
US Large
Cap Value
SMID
Value
4%
Thematic
Growth
Relative
Value
4%
US Small
Cap Growth
Australia/NZ
4%
Japan
3%

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A Broad Array of Investment Services: Fixed Income
Fixed Income AUM: $210 Billion*
*As of March 31, 2011
**Includes Currency, Cash/Governments & Other Credit
Global High
Income
Municipals
Multi Sector-
Global
Multi Sector-
US
Multi Sector-Other
US Investment Grade
Corp
Emerging Market
Debt
US Private Placements
Liquid Markets
Other Fixed
Income**

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 Sanford C. Bernstein: World Class Research and Trading Platform
New York
Los Angeles
Stockholm
Zurich
Hong Kong
Singapore
■ 385 Employees in 7 offices in the US, Europe
 and Asia
■ 54 Fundamental & Quantitative Research
 Analysts Worldwide
■ Growth driven by expansion of geographic
 footprint, trading capabilities and research
 product suite
Source: AllianceBernstein
Steady Contributor to AB Results
SCB Revs $MM (Left)
% Adj Revs (Right)
AB Adj Revs ($MM)
$3,407
$2,442
$2,566
$659
Growing Global Research Presence

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Flows Have Been Challenged
In US $ Billions

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9

Positioning AllianceBernstein for Long Term Success
■Improve investment performance and restore client confidence
■Diversify our business across channels, investment services and geographies
■Develop innovative new products and services to meet clients’ evolving needs
■Achieve greater operating leverage and better financial results
Firmwide Initiatives:

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Diversify Our Business: Growth in Fixed Income
Assets Under Management
(USD Billions)
Growth
Fixed
Income
Value
Other(1)
$172
38%
$88
20%
$164
37%
April 30, 2011
December 31, 2008
$138
28%
$71
15%
$214
44%
Fixed
Income
+30%
(1) Includes index, structured, asset allocation services and certain other alternative investments
$24
5%
Value
Growth
Fixed
Income
Other(1)
$62
13%

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Diversify Our Business: Revived Retail
*Through 03/31/11
Source: AllianceBernstein
3%
4%
Non-US a Growing Percentage of Retail Sales:
1Q 11
2%
1%
New Product Launches ’08 - 1Q11
’09- 1Q 11:
 38 New Products
 US $9 Billion in
 New Assets
2%
Outperformance of New Products:
Fund
Performance
(1-Year)*
26.7%
25.4%
23.5%
9.9%
3.0%
1.8%
US Strategic Research
Real Asset Strategy
International SMID
Euro High Yield
Municipal Bond Inflation
High Income Muni
 6.3%
14.8%
 1.6%
 2.0%
 0.9%
 1.6%
vs.
Peer Avg

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Develop Innovative New Products & Services
Assets Under Management
As of March 31, 2011
(USD Billions)
(1) Includes retail funds and Private Client total assets with DAA overlay
(1)

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13

Growth in Defined Contribution: Customized Retirement Strategies
In US $ Billions
Sizing the Opportunity:
 U.S. DC Business Today: $3 Trillion
 Target Date Funds Share: 10% ($300 Billion)
 U.S. DC Business 2020 (Est.): $6 Trillion
 Target Date Funds Share (Est.): 50% ($3 Trillion)
Source: AllianceBernstein. Defined Contribution business and target date funds size, growth and share estimates derived using studies by Cerulli &
Associates, Hewitt Associates, McKinsey & Company and the US Department of Labor.

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A Growing Alternatives Platform
Fund-of-Hedge Funds
Open-Ended Hedge
Funds
Closed-End Drawdown
Funds
Diversified
Legacy
Mortgage-
Backed
Securities
Distressed /
Opportunistic
All Asset
Distressed /
Opportunistic
Real Estate
Energy
Relative Value
Fixed Income
Equity
Market Neutral
Quantitative
Multi-Strategy
US Equity
Long / Short

Global Equity
Long / Short
Currency
Multi-Event
Driven
Total AUM: $13 Billion+

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15

Success with Dynamic Asset Allocation
*Represents total assets with DAA Overlay. DAA Overlay averages 30% of the total account value.
DAA AUM: Over $23 Billion*

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Improve Investment Performance: Equities
Cumulative Returns vs. Peers Since the Market Bottom
AB Outperformance Relative to Peer Avg: February 28, 2009, through March 31, 2011
(Percentage points)
%tile  28 5 27  15  12  34 16
Universe  US Large-Cap US Small-Cap US Small-Cap  Global All- Global Large- EAFE Large- Emerging
 Value Funds Growth Funds Value Funds  Cap Growth Cap Value Cap Value Markets Equity
Source: eVestment and AllianceBernstein

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17

Diverse Pockets of Strength in Equities
Equities Relative Composite Performance
Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized.

Value:

US Small Cap Value (USD)        4.2      5.1  5.1

Japan Strategic Value (JPY)  2.2     1.5  1.7

Specialty Equities:

US Thematic Research (USD)      13.9  4.2  0.9

Global Thematic Research (USD)        7.5  N/A  N/A

US Relative Value (USD)      2.4  0.5  0.1

Global REIT (USD)      0.6  1.5  1.8

Growth:

US Small/Mid Cap Growth (USD)         19.4     7.1  4.7

US Small Cap Growth (USD)    11.4       4.6  2.5

Blend:

US SMID Style Blend (USD)              9.4                                 5.3  4.4

as of 3/31/2011
1 Year
3 Year
5 Year
Product

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18

Continued Outperformance in Fixed Income
Fixed Income Relative Composite Performance
Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized.
	as of 3/31/2011
Product	1 Year	3 Year	5 Year
US Strategic Core Plus (USD)	2.5	2.3	1.0
US Core (USD)	1.6	1.7	0.4
US High Yield Composite (USD)	(0.1)	1.4	0.7

Global Plus Hedged to USD (USD)	3.3	2.4	1.5
Global Fixed Income (USD)	2.6	1.7	1.4
Global Credit (GBP)	0.3	1.6	0.6
Diversified Yield (USD)	5.4	2.9	0.9
Diversified Yield Plus (GBP)	4.2	2.4	N/A
Emerging Markets Debt (USD)	2.5	3.2	2.5

Canada Core Plus Advanced (CAD)	4.3	3.3	1.7
UK Core Plus (GBP)	1.6	1.6	1.0

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Addressing Cost Structure
Employees:
4,997
4,654
4,369
4,263
4,256
4,123
Reducing Headcount and Real Estate Footprint
Occupied
Not Occupied

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1Q 2011 Accomplishments
■ Delivering for clients: Continued outperformance in Fixed Income; strength in Target-Date,
 Inflation Strategies, Dynamic Asset Allocation and U.S. Equities
■ Defined Contribution: $2.1 billion funded in new CRS target-date mandates in 1Q and $1 billion in April
■ Success with new retail products: Five of our Top Ten retail funds by net inflows were launched
 since 2009
■ Asia recognition: AB named “Best Onshore Manager of International Fixed Income” in
 Korea1 and Taiwan’s “Best Retail House”2
■ Alternatives: AIS and multi-manager strategies launched with net new assets in the quarter
■ New investment talent: Adding a leading long-only and long-short equity portfolio management team.3
■ Enhancements to Growth Investment Platform: Changes implemented in 1Q to improve client outcomes
1 AsianInvestor Magazine
2 Asia Asset Management Magazine’s 2010 Best of the Best Awards.
3 Transaction completed May 31, 2011

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Enhancements to Our Growth Investment Practice
■What makes a great Growth Investment Practice?
 ■Consistent discipline grounded in core beliefs
 ■Superior insight generation
 ■The ability to act quickly and decisively
 ■Strong, independent thinking

■Where we are strong
 ■Getting local insights into global portfolios in a way few can match
 ■Our research quality is very good
 ■Our best ideas perform well

■Enhancements to make us stronger
 ■Combined management of Global and International research portfolios to make better decisions
 ■Reconfigured sectors to better reflect industry dynamics and find the best growth ideas
 ■Six sectors to four provides same coverage in a more efficient and focused way
 ■Created Specialty Equities Classification to pursue investment ideas that are not defined by style

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Stability in Fee Realization Rates

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Trends in Gross Sales: Recent Improvement
Total $47 $60 $16
In US $ Billions

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Q & A